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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 17, 2002

                        COMMISSION FILE NUMBER 333-92383

                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

        DELAWARE                                         06-1397316
(State of Incorporation)                   (I.R.S. Employer Identification No.)

251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS          01887
(Address of Principal Executive Offices)                 (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS

On January 17, 2002, the Registrant issued a press release announcing the private placement of $175 million of Senior Convertible Debentures. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.



EXHIBIT 99.1

Press Release dated January 17, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: January 22, 2002

                                By: /s/ Dennis R. Shaughnessy
                                    --------------------------------------
                                Dennis R. Shaughnessy, Sr. Vice President,
                                Corporate Development, General Counsel
                                and Secretary